SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 January 12, 2004
                                -------------------
                Date of Report (Date of earliest event reported)


                                GTDATA CORPORATION
                                ------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


     033-05384                                               87-0443026
     ---------                                               ----------
(Commission  File  Number)                                (IRS  Employer
                                                       Identification  No.)


                  7045 Wild Wave Dr., Las Vegas, Nevada  89131
                  --------------------------------------------
            (address  of  principal  executive offices)(Zip  Code)


                                (702) 839-0724
                                --------------
              (Registrant's telephone number, including area code)

This Amendment No. 1 to Form 8-K amends the Registrant's Form 8-K filed with the Securities and Exchange Commission on January 20, 2004.

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

By letter dated January 12, 2004, Squar, Milner, Reehl & Williamson, LLP of Newport Beach, California ("Squar Milner"), informed the Registrant that Squar Milner had resigned as the accountant for the Registant. Squar Milner had been serving as the independent accountant for the Registrant engaged as the principal accountant to audit the Registrant's financial statements. The report of Squar Milner dated February 20, 2003, with respect to its audit of the consolidated balance sheet of the Registrant as of December 31, 2002, and the related consolidated statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period then ended, stated that certain factors listed in the report raised substantial doubt about the Registrant's ability to continue as a going concern. Otherwise, no report of Squar Milner with respect to any financial statement of the Registrant contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the Registrant's two most recent fiscal years and, without limitation, the interim period from December 31, 2002, the date of the last audited financial statements, to January 12, 2004, the date of resignation, Squar Milner and the Registrant have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Registrant's two most recent fiscal years and, without limitation, the interim period from December 31, 2002, the date of the last audited financial statements, to January 12, 2004, the date of resignation, Squar Milner has not:
- Advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;
- Advised the Registrant that information has come to Squar Milner's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;
- Advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to Squar Milner's attention during the time period to which this paragraph applies, that if further investigated may;
(i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements, or (ii) cause Squar Milner to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; and due to Squar Milner's resignation (due to audit scope limitations or otherwise) or for any other reason, expanded the scope of Squar Milner's audit or conduct such further investigation; or
- Advised the Registrant that information has come to Squar Milner's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Squar Milner's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); and due to Squar Milner's resignation or for any other reason, the issue has not been resolved to Squar Milner's satisfaction prior to its resignation.


Item  7.  Exhibits.

Exhibits.

16.1     Letter  re  change  in  certifying  accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GTDATA  CORPORATION



                                      By:  /s/ Robert Genesi
                                      ----------------------------------
                                      Robert  Genesi
Date:  March  8,  2004                Chief  Executive  Officer